UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2009

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Adoption of the 2009 Award Formula for the Company’s 2009 Key Officers Incentive Plan.

On March 27, 2009, the Compensation Committee of the Company’s Board of Directors (the “Committee”) adopted the Award Formula for 2009 (the “2009 Award Formula”) for the Company’s 2009 Key Officers Incentive Plan (the “Plan”). The Plan was previously adopted by the Committee, subject to shareholder approval at the Annual Meeting on May 7, 2009, and was filed March 26, 2009 as Appendix B to the Company’s Proxy Statement. If approved by shareholders, the Plan and Award Formula will become effective as of January 1, 2009. The 2009 Award Formula is applicable to the Company’s eleven executive officers, including the named executive officers listed below. Under the 2009 Award Formula, an executive officer will be eligible to receive a cash award calculated by multiplying his annual salary at the end of the year by a percentage set by the Committee (“Target Percentage”), then applying the award formula. Corporate participants and Profit Center participants have separate award calculations based on factors defined in the 2009 Award Formula.

Corporate Participants. The award formula for Corporate participants is based on (i) the Company’s return on capital employed (“ROCE”) (60% relative weight), (ii) the Company’s cash flow (20% relative weight), and (iii) individual performance goals established outside the Plan (20% relative weight). For Corporate participants, no awards are paid for ROCE achievement below 14.1% and cash flow below $310 million. The maximum payout percentage is capped at 150%. David S. Haffner (President & Chief Executive Officer), Matthew C. Flanigan (Senior Vice President – Chief Financial Officer) and Karl G. Glassman (Executive Vice President & Chief Operating Officer) are Corporate participants.

Profit Center Participants. The award formula for Profit Center participants is based on (i) ROCE by the operations under the executive’s management (40% relative weight); (ii) budgeted earnings of the operations under the executive’s management (40% relative weight); and (iii) individual performance goals established outside the Plan (20% relative weight). For Profit Center participants, no awards are paid for achievement below 80% of the ROCE and the budgeted earnings target for that business segment. The maximum payout percentage is capped at 150%. Paul R. Hauser (Senior Vice President, President – Residential Furnishings) and Joseph D. Downes, Jr. (Senior Vice President, President – Industrial Materials) are Profit Center participants.

Individual Performance Goals. The assessment of most of the individual performance goals referenced above is inherently subjective and qualitative. The types of goals may include, among other things, improvement of strategic planning processes, implementation of human capital initiatives, development of new products, implementation of sales and operations planning processes, institution or acceleration of continuous improvement programs, and the timely remediation of deficiencies.

The foregoing is only a brief description of the 2009 Award Formula and is qualified in its entirety by such formula which is attached and incorporated by reference as Exhibit 10.2. Certain adjustments have been made to the GAAP definitions of the above measures as described in the attached 2009 Award Formula. Attached and incorporated by reference as Exhibit 10.3 is the Company’s Summary Sheet for Executive Cash Compensation disclosing the named executive officers’ current annual salaries and current Target Percentages.

Amendment to the Company’s 2005 Executive Stock Unit Program. On March 27, 2009, the Committee amended Section 4.6 of the Company’s 2005 Executive Stock Unit Program, as amended (“ESU Program”). The ESU Program allows executives to contribute up to 10% of their compensation above a certain threshold to purchase stock units at a 15% discount from the market value of Company common stock on the purchase date. Stock units are converted to shares of common stock on a one-to-one basis and paid out upon termination of employment, disability or death. The Company automatically matches 50% of the executive’s contribution and will match up to an additional 50% if certain financial objectives for the year are met. In addition, ESU Program accounts earn dividend equivalents, also at a 15% discount. Section 4.6 of the ESU Program specified that the additional matching contributions were to be made on ESU Program accounts for the applicable calendar year based on the Company’s return on net assets, as calculated under the Company’s Key Management Incentive Plan (calculated the same under the 2008 award formula for the 2004 Key Officers Incentive Plan, filed March 31, 2008 as Exhibit 10.2 to the Company’s Form 8-K). As referenced above, the Committee amended Section 4.6 to provide that additional matching contributions shall be allocated to ESU Program accounts based on the Company’s ROCE achievement, as calculated under the Key Management Incentive Plan (calculated the same under the 2009 Award Formula). Section 4.6 has been revised as follows:

4.6 Additional Matching Contributions. The Company will make an Additional Matching Contribution equal to a percentage of the Participant’s Contribution for the applicable Calendar Year if the Company’s ~~return on net assets (“RONA”)~~ return on capital employed (“ROCE”) for the Calendar Year is at least ~~10%~~13.1%. ~~RONA~~ ROCE will be calculated in the same manner as it is calculated under the Company’s Key Management Incentive Plan for a given year. The Additional Matching Contribution will begin at ~~5%~~25% of the Participant’s Contribution for the applicable Calendar Year if the Company’s ~~RONA~~ ROCE is ~~10%~~13.1% and increase ratably to a maximum 50% of the Participant’s Contribution if the Company’s ~~RONA~~ ROCE is at least ~~16%~~14.1%. Such Contribution will be credited to the Account of each Participant who was employed as of the last business day of the Calendar Year, plus each Participant whose employment terminated prior to such date (a) due to Disability or death, or (b) after the Participant has attained 55 years of age and has at least 5 Years of Vesting Service. Additional Matching Contributions, if any, will be credited to the Participant’s Account after the end of the Calendar Year when the amount has been determined.

Reference is made to the ESU Program which was filed February 26, 2008 as Exhibit 10.17 to the Company’s Form 10-K, and Amendment No. 1 to the ESU Program, filed May 8, 2008 as Exhibit 10.1 to the Company’s Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	The Company’s 2009 Key Officers Incentive Plan, effective January 1, 2009 (subject to shareholder approval at the Annual Meeting on May 7, 2009), filed March 26, 2009 as Appendix B to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.2	2009 Award Formula under the Company’s 2009 Key Officers Incentive Plan.

10.3	Summary Sheet for Executive Cash Compensation.

10.4	The Company’s 2005 Executive Stock Unit Program, as amended, effective as of December 31, 2007, filed February 26, 2008 as Exhibit 10.17 to the Company’s Form 10-K; and Amendment No. 1 to the Company’s 2005 Executive Stock Unit Program, filed May 8, 2008 as Exhibit 10.1 to the Company’s Form 8-K, are incorporated by reference. (SEC File No. 001-07845)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: April 1, 2009	By:	/s/ Ernest C. Jett
Ernest C. Jett
Senior Vice President – General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	The Company’s 2009 Key Officers Incentive Plan, effective January 1, 2009 (subject to shareholder approval at the Annual Meeting on May 7, 2009), filed March 26, 2009 as Appendix B to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.2	2009 Award Formula under the Company’s 2009 Key Officers Incentive Plan.

10.3	Summary Sheet for Executive Cash Compensation.

10.4	The Company’s 2005 Executive Stock Unit Program, as amended, effective as of December 31, 2007, filed February 26, 2008 as Exhibit 10.17 to the Company’s Form 10-K; and Amendment No. 1 to the Company’s 2005 Executive Stock Unit Program, filed May 8, 2008 as Exhibit 10.1 to the Company’s Form 8-K, are incorporated by reference. (SEC File No. 001-07845)

5